Related-party Transactions	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related-party Transactions

20 Related-party Transactions

The Company’s related parties are the members of the board of directors of NXP Semiconductors N.V., the members of the management team of NXP Semiconductors N.V., equity-accounted investees and Qualcomm Incorporated. As of the divestment of the SP business on February 6, 2017, the newly formed Nexperia has become a related party.

Other

We have a number of strategic alliances and joint ventures. We have relationships with certain of our alliance partners in the ordinary course of business whereby we enter into various sale and purchase transactions, generally on terms comparable to transactions with third parties. However, in certain instances upon divestment of former businesses where we enter into supply arrangements with the former owned business, sales are conducted at cost.

The following table presents the amounts related to revenue and other income and purchase of goods and services incurred in transactions with these related parties:

	2017	2016	2015
Revenue and other income	130	59	8
Purchase of goods and services	144	116	85

The following table presents the amounts related to receivable and payable balances with these related parties:

	2017	2016
Receivables	54	13
Payables	77	29

As part of the divestment of the SP business, we entered into a lease commitment to Nexperia in the amount of $41 million and committed $50 million to an investment fund affiliated with Nexperia’s owners.